UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
 Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 16, 2015

INFRAX SYSTEMS, INC.
(Exact name of registrant as specified in charter)

Nevada	000-52488	20-2583185
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3637 Fourth Street North. Suite 330 St. Petersburg, Florida		33704
(Address of principal executive offices)		(Zip Code)

727-498-8514
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 4.01	Changes in Registrant's Certifying Accountant

Infrax Systems, Inc. (the "Company") has dismissed DKM Certified Public Accountants, 2451 N. McMullen Booth Road, Suite 308, Clearwater, FL, 33759 (the "Former Accounting Firm") as its independent registered public accounting firm, effective as of December 16th, 2015. The Securities & Exchange Commission has suspended DKM Certified Public Accountants from practicing as an accountant on behalf of any publicly traded company or other entity regulated by the SEC. The Company does not have and will not include audit reports or consents in our filings with the Commission on or after the date of suspension.

Item 4.01(a)	Previous Independent Accountants

(i) On December 16th, 2015, the Company dismissed the Former Accounting Firm as its independent registered public accounting firm effective on that date.

(ii) The report of the Former Accounting Firm of the Company's financial statements for the two most recent fiscal years did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles but did contain a modification of the uncertainty in the ability to continue operations.

(iii)  The Company's Board made the decision to change independent accountants, acting under authority delegated to it, and approved the change of the independent accountants at a Board of Director's meeting on December 16th, 2015.

(iv)  During the two most recent fiscal years ended June 30, 2014 and 2013 and through the specific date the DKM was dismissed, there (i) have been no disagreements with the Former Accounting Firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the DKM, would have caused the Former Accounting Firm to make reference to the subject matter of such disagreements in its reports on the financial statements for such years and (ii) were no reportable events of the kind in Item 304(a)(1)(v) of Regulation S-K.

 (v)  There where no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K during your most recent two fiscal years and subsequent interim through the specific date DKM was dismissed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Infrax Systems, Inc.
/s/ Sam Talari
Sam Talari
Principal Executive Officer
Dated:  December 16, 2015